Revenue	12 Months Ended
Dec. 31, 2018
Revenue from Contract with Customer [Abstract]
Revenue
Note 3 - Revenue
Effective January 2018, the Company and Southwest adopted the FASB’s Topic 606, “Revenue from Contracts with Customers”, using the modified retrospective transition method. Under the modified retrospective approach, the information for periods prior to the adoption date has not been restated and continues to be reported under the accounting standards in effect for those periods (Topic 605, “Revenue Recognition”). As permitted under the standard, the Company and Southwest have elected to apply the guidance retrospectively only to those contracts that were not completed at January 1, 2018. Management assessed the effects the new guidance has on the Company’s (and Southwest’s, in the case of natural gas operations) financial position, results of operations, and cash flows. Based on these assessments, the adoption of Topic 606 had no material impact on any of the financial statements of Southwest or the Company. Certain disclosures included within this note reflect information for 2017 and 2016, during which periods the Company and Southwest followed the guidance in Topic 605. As there were no material changes to the consolidated financial statements as a result of the adoption of Topic 606, as noted above, management elected to disclose information for 2017 and 2016, as the manner in which revenue is recorded has not changed and believes that including such disclosure provides useful information.
The following information about the Company’s revenues is presented by segment. Southwest encompasses one segment – natural gas operations.
Natural Gas Operations Segment:
Southwest is engaged in the business of purchasing, distributing, and transporting natural gas for customers in portions of Arizona, Nevada, and California. Public utility rates, practices, facilities, and service territories of Southwest are subject to regulatory oversight. Southwest recognizes revenue when it satisfies its performance by transferring gas to the customer. Revenues also include the net impacts of margin tracker/decoupling accruals based on criteria in U.S. GAAP for rate-regulated entities associated with alternative revenue programs. Revenues from customer arrangements and from alternative revenue programs are described below.
Southwest acts as an agent for state and local taxing authorities in the collection and remittance of a variety of taxes, including sales and use taxes and surcharges. These taxes are not included in Gas operating revenues. Management uses the net classification method to report taxes collected from customers to be remitted to governmental authorities.
Southwest generally offers two types of services to its customers: tariff sales and transportation–only service. Tariff sales encompass sales to many types of customers (primarily residential) under various rate schedules, subject to cost-of-service ratemaking, which is based on the rate-regulation of state commissions and the Federal Energy Regulatory Commission (the “FERC”). Southwest provides both the commodity and the related distribution service to nearly all of its approximate 2 million customers, and only several hundred customers (who are eligible to secure their own gas) subscribe to transportation-only service. Also, only a few hundred customers have contracts with stated periods. Southwest recognizes revenue when it satisfies its performance requirement by transferring volumes of gas to the customer. Natural gas is delivered and consumed by the customer simultaneously. The provision of service is represented by the turn of the meter dial and is the primary representation of the satisfaction of performance obligations of Southwest. The amount billable via regulated rates (both volumetric and fixed monthly rates as part of rate design) corresponds to the value to the customer, and management believes that the amount billable under the “invoice practical expedient” (amount Southwest has the right to invoice) is appropriate to utilize for purposes of recognizing revenue. Estimated amounts remaining unbilled since the last meter read date are restricted from being billed due only to the passage of time and therefore are also recognized for service provided through the balance sheet date. While natural gas service is typically recurring, there is generally not a contract term for utility service. Therefore, the contract term is not generally viewed to extend beyond the service provided to date, and customers can generally terminate service at will.
Transportation-only service is also governed by tariff rate provisions. Transportation-only service is generally only available to very large customers under requirements of Southwest’s various tariffs. With this service, customers secure their own gas supply and Southwest provides transportation services to move the customer-supplied gas to the intended location. Southwest concluded that transportation/transmission service is suitable to an “over time” model. Rate structures under Southwest’s regulation for transportation customers include a combination of volumetric charges and monthly “fixed” charges (including charges commonly referred to as capacity charges, demand charges, or reservation charges) as part of the rate design of regulated jurisdictions. These types of fixed charges represent a separate performance obligation associated with standing ready over the period of the month to deliver quantities of gas, regardless of whether the customer takes delivery of any quantity of gas. The performance obligations under these circumstances are satisfied over the course of the month under an output measure of progress based on time, which correlates to the period for which the charges are eligible to be invoiced.
Under its regulation, Southwest enters into negotiated rate contracts for those customers located in proximity to another pipeline, which pose a threat of bypassing its distribution system. Southwest may also enter into similar contracts for customers otherwise able to satisfy their energy needs by means of alternative fuel to natural gas. Less than two dozen customers are party to contracts with rate components subject to negotiation. Many rate provisions and terms of service for these less common types of contracts are also subject to regulatory oversight and tariff provisions. The performance obligations for these customers are satisfied similarly to those for other customers by means of transporting/delivering natural gas to the customer. Many or most of the rate components, and structures, for these types of customers are the same as those for similar customers without negotiated rate components; and the negotiated rates are within the parameters of the tariff guidelines. Management determined that these arrangements qualify for the invoice practical expedient for recognizing revenue. Furthermore, while some of these contracts include contract periods extending over time, including multiple years, as amounts billable under the contract are based on rates in effect for the customer for service provided to date, no significant financing component is deemed to exist.
As indicated above, revenues also include the net impacts of margin tracker/decoupling accruals. All of Southwest’s service territories have decoupled rate structures (also referred to as alternative revenue programs) that are designed to eliminate the direct link between volumetric sales and revenue, thereby mitigating the impacts of unusual weather variability and conservation on margin. The primary alternative revenue programs involve permissible adjustments for differences between stated tariff benchmarks and amounts billable through revenue from contracts with customers via existing rates. Such adjustments are recognized monthly in revenue and in the associated regulatory asset/liability accounts in advance of rate adjustments intended to collect or return amounts recognized. Revenues recognized for the adjustment to the benchmarks noted are required to be presented separately from revenues from contracts with customers, and as such, are provided below and identified as alternative revenue program revenue (which excludes recoveries from customers).
Gas operating revenues on the Consolidated Statements of Income of both the Company and Southwest include revenue from contracts with customers, which is shown below disaggregated by customer type, and various categories of revenue:

	December 31,
(Thousands of dollars)	2018	2017	2016
Residential	$887,220	$857,204	$895,330
Small commercial	255,083	243,513	251,092
Large commercial	53,192	52,379	53,582
Industrial/other	23,489	22,026	19,753
Transportation	86,990	87,759	87,106
Revenue from contracts with customers	1,305,974	1,262,881	1,306,863
Alternative revenue program revenues (deferrals)	45,979	35,347	12,530
Other revenues (a)	5,775	4,080	2,019
Total Gas operating revenues	$1,357,728	$1,302,308	$1,321,412

(a)
Includes various other revenues, and during the first six months of 2018, included $12.5 million as a reserve against revenue associated with a tax reform savings adjustment. During the third quarter of 2018, amounts previously recognized were reclassified to the various categories of revenue from contracts with customers when incorporated in tariff rates.

Utility Infrastructure Services Segment:
The majority of Centuri contracts are performed under unit-price contracts. Generally, these contracts state prices per unit of installation. Typical installations are accomplished in a few weeks or less. Revenues are recorded as installations are completed. Revenues are recorded for long-term fixed-price contracts in a pattern that reflects the transfer of control of promised goods and services to the customer over time. The amount of revenue recognized on fixed-price contracts is based on costs expended to date relative to anticipated final contract costs (a method of recognition based on inputs). Some unit-price contracts contain caps that if encroached, trigger revenue and loss recognition similar to a fixed-price contract model.
Centuri is required to collect taxes imposed by various governmental agencies on the work performed for its customers. These taxes are not included in Utility infrastructure services revenues. Management uses the net classification method to report taxes collected from customers to be remitted to governmental authorities.
Centuri derives revenue from the installation, replacement, repair, and maintenance of energy distribution systems, and in developing industrial construction solutions. Centuri has operations in the U.S. and Canada. The majority of Centuri’s revenues are related to contracts for natural gas pipeline replacement and installation work for natural gas utilities. In addition, Centuri performs certain industrial construction activities for various customers and industries. Centuri has two types of agreements with its customers: master services agreements (“MSAs”) and bid contracts. Most of Centuri’s customers supply many of their own materials in order for Centuri to complete its work under the contracts.
An MSA identifies most of the terms describing each party’s rights and obligations that will govern future work authorizations. An MSA is often effective for multiple years. A work authorization is issued by the customer to describe the location, timing, and any additional information necessary to complete the work for the customer. The combination of the MSA and the work authorization determines when a contract exists and revenue recognition may begin. Each work authorization is generally a single performance obligation as Centuri is performing a significant integration service. Centuri has elected to use the portfolio method practical expedient at the customer level as the terms and conditions of the work performed under MSAs are similar in nature with each customer but vary significantly between customers.
A bid contract is typically a one-time agreement for a specific project that has all necessary terms defining each party’s rights and obligations. Each bid contract is evaluated for revenue recognition individually. Control of assets created under bid contracts generally passes to the customer over time. Bid contracts often have a single performance obligation as Centuri is providing a significant integration service.
Centuri’s MSA and bid contracts are characterized as either fixed-price contracts or unit-price contracts for revenue recognition purposes. The cost-to-cost input method is used to measure progress towards the satisfaction of a performance obligation for fixed-price contracts. Input methods result in the recognition of revenue based on the entity’s expended effort to satisfy the performance obligation relative to the total expected effort to satisfy the performance obligation. For unit-price contracts, an output method is used to measure progress towards satisfaction of a performance obligation. Also with regard to unit-price contracts, the output measurement will be the completion of each unit that is required under the contract.
Actual revenues and project costs can vary, sometimes substantially, from previous estimates due to changes in a variety of factors, including unforeseen circumstances. These factors, along with other risks inherent in performing fixed-price contracts may cause actual revenues and gross profit for a project to differ from previous estimates and could result in reduced profitability or losses on projects. Changes in these factors may result in revisions to costs and earnings, the impacts for which are recognized in the period in which the changes are identified. Once identified, these types of conditions continue to be evaluated for each project throughout the project term and ongoing revisions in management’s estimates of contract value, contract cost, and contract profit are recognized as necessary in the period determined.
Centuri categorizes work performed under MSAs and bid contracts into three primary service types: gas construction, electrical construction, and other construction. Gas construction includes work involving previously existing gas pipelines and the installation of new pipelines or service lines. Electrical construction includes work involving installation and maintenance of transmission and distribution lines and storm restoration services. Other construction includes all other work and can include industrial and water utility services.
Contracts can have compensation/consideration that is variable. For MSAs, variable consideration is evaluated at the customer level as the terms creating variability in pricing are included within the MSA and are not specific to a work authorization. For multi-year MSAs, variable consideration items are typically determined for each year of the contract and not for the full contract term. For bid contracts, variable consideration is evaluated at the individual contract level. The expected value method or most likely amount method is used based on the nature of the variable consideration. Types of variable consideration include liquidated damages, delay penalties, performance incentives, safety bonuses, payment discounts, and volume rebates. Centuri will typically estimate variable consideration and adjust financial information, as necessary.
Change orders involve the modification in scope, price, or both to the current contract, requiring approval by both parties. The existing terms of the contract continue to be accounted for under the current contract until such time as a change order is approved. Once approved, the change order is either treated as a separate contract or as part of the existing contract, as appropriate, under the circumstances. When the scope is agreed upon in the change order but not the price, Centuri estimates the change to the transaction price.
The following tables display Centuri’s revenue from contracts with customers disaggregated by service type and contract type:

(Thousands of dollars)	December 31,
	2018	2017	2016
Service Types:
Gas infrastructure services	$1,123,682	$891,139	$914,970
Electric power infrastructure services	32,629	18,114	27,915
Other	365,974	337,231	196,193
Total Utility infrastructure services revenues	$1,522,285	$1,246,484	$1,139,078

(Thousands of dollars)	December 31,
	2018	2017	2016
Contract Types:
Master services agreement	$1,102,412	$885,513	$852,472
Bid contract	419,873	360,971	286,606
Total Utility infrastructure services revenues	$1,522,285	$1,246,484	$1,139,078

Unit priced contracts	$1,258,419	$968,856	$886,919
Fixed priced contracts	117,298	127,497	95,494
Time and materials contracts	146,568	150,131	156,665
Total Utility infrastructure services revenues	$1,522,285	$1,246,484	$1,139,078

The following table provides information about contracts receivable and revenue earned on contracts in progress in excess of billings (contract assets), both of which are included within Accounts receivable, net of allowances, and amounts billed in excess of revenue earned on contracts (contract liabilities), which are included in Other current liabilities as of December 31, 2018 and December 31, 2017 on the Company’s Consolidated Balance Sheets:

(Thousands of dollars)	December 31, 2018	December 31, 2017
Contracts receivable, net	$186,249	$221,859
Revenue earned on contracts in progress in excess of billings	87,520	5,768
Amounts billed in excess of revenue earned on contracts	4,211	9,602

The revenue earned on contracts in progress in excess of billings (contract asset) primarily relates to Centuri’s rights to consideration for work completed but not billed and/or approved at the reporting date. These contract assets are transferred to contracts receivable when the rights become unconditional. Upon adoption of Topic 606, the Company reclassified $50.6 million to revenue earned on contracts in progress in excess of billings, and during the year ended December 31, 2018, recognized an increase of $30 million, excluding the impact from the adoption, primarily related to normal operating and billing activities. The amounts billed in excess of revenue earned (contract liability) primarily relate to the advance consideration received from customers for which work has not yet been completed. The change in this contract liability balance from January 1, 2018 to December 31, 2018 is due to revenue recognized of $9.6 million that was included in this balance as of January 1, 2018, after which time it became earned and the balance was reduced, and to increases due to cash received, net of revenue recognized during the period related to contracts that commenced during the period.
Prior to the adoption of Topic 606, revenue earned on contracts in progress in excess of billings was only used to recognize contract assets related to fixed-price contracts under previous accounting guidance. This balance now includes any conditional contract assets for both fixed-price contracts and unit-price contracts. Centuri considers retention and unbilled amounts to be conditional contract assets, as payment is contingent on the occurrence of a future event. Contracts receivable, net, includes only amounts that are unconditional in nature, which means only the passage of time remains and Centuri has invoiced the customer. Similarly, amounts billed in excess of revenue earned on contracts was only used to recognize contract liabilities related to fixed-price contracts under previous accounting guidance. This line item now includes contract liabilities related to both fixed-price contracts and unit-price contracts. In the event a contract asset or contract liability is expected to be recognized for greater than one year from the financial statement date, Centuri classifies those amounts as long-term contract assets or contract liabilities, included in Deferred charges and other assets or Other deferred credits and other long-term liabilities on the Company’s Consolidated Balance Sheets.
For contracts that have an original duration of one year or less, Centuri uses the practical expedient applicable to such contracts and does not consider/compute an interest component based on the time value of money. Further, because of the short duration of these contracts, the Company has not disclosed the transaction price for the remaining performance obligations as of the end of each reporting period or when the Company expects to recognize the revenue.
As of December 31, 2018, Centuri has fifteen contracts that had an original duration of more than one year. The aggregate amount of the transaction price allocated to the unsatisfied performance obligations of these contracts as of December 31, 2018 is $38.6 million. Centuri expects to recognize the remaining performance obligations over the next four years; however, the timing of that recognition is largely within the control of the customer, including when the necessary equipment and materials required to complete the work will be provided by the customer.
Utility infrastructure services contracts receivable consists of the following:

(Thousands of dollars)	December 31, 2018	December 31, 2017
Billed on completed contracts and contracts in progress	$184,100	$219,298
Other receivables	2,588	2,622
Contracts receivable, gross	186,688	221,920
Allowance for doubtful accounts	(439)	(61)
Contracts receivable, net	$186,249	$221,859